Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00206RAR3


Issuer
AT & T INCORPORATED


Underwriters
Banc of America Securities LLC, Deutsche Bank
Securities, Citigroup, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
T 5.8% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities LLC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
2,250,000,000


Total amount of any concurrent public offering
0


Total
2,250,000,000


Public offering price
99.689


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A


Current yield
5.82%


Benchmark vs Spread (basis points)
300bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
7,000,000.00
 $                          6,978,230
0.31%



DWS Core Fixed Income VIP
DWS
700,000.00
 $                        697,823.00
0.03%



Total

7,700,000
 $                          7,676,053
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00206RAS1


Issuer
AT & T INCORPORATED


Underwriters
Citigroup, Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Barclays Capital, Cabrera Capital
Markets, Deutsche Bank Securities, Greenwich Capital
Markets, Mitsubishi UFJ Securities, MR Beal & Co,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
T 6.55% 02/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities LLC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
2,250,000,000


Total amount of any concurrent public offering
0


Total
2,250,000,000


Public offering price
99.437


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
A2/A


Current yield
6.59%


Benchmark vs Spread (basis points)
300bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
7,660,000.00
 $                          7,616,874
0.34%



DWS Core Fixed Income VIP
DWS
865,000.00
 $                        860,130.50
0.04%



Total

8,525,000
 $                          8,477,005
0.38%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
02209SAC7


Issuer
Altria Group Incorporated


Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
MO 8.5% 11/10/13


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/5/2008


Total amount of offering sold to QIBs
1,400,000,000


Total amount of any concurrent public offering
0


Total
1,400,000,000


Public offering price
99.952


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB


Current yield
8.50%


Benchmark vs Spread (basis points)
600bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
330,000.00
 $                   329,842
0.02%



DWS High Income Fund
DWS
2,640,000.00
 $                 2,638,733
0.19%



DWS High Income Plus Fund
DWS
520,000.00
 $                   519,750
0.04%



DWS Strategic Income VIP
DWS
45,000.00
 $                     44,978
0.00%



DWS Strategic Income Fund
DWS
170,000.00
 $                   169,918
0.01%



DWS Strategic Income Trust
DWS
55,000.00
 $                     54,974
0.00%



DWS Multi Market Income Trust
DWS
210,000.00
 $                   209,899
0.02%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $                     29,986
0.00%



Total

4,000,000
 $                 3,998,080
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAD5


Issuer
Altria Group Incorporated


Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
MO 9.7% 11/10/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/5/2008


Total amount of offering sold to QIBs
3,100,000,000


Total amount of any concurrent public offering
0


Total
3,100,000,000


Public offering price
99.931


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB


Current yield
9.71%


Benchmark vs Spread (basis points)
600bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
165,000.00
 $                   164,886
0.01%



DWS High Income Fund
DWS
1,315,000.00
 $                 1,314,093
0.04%



DWS High Income Plus Fund
DWS
260,000.00
 $                   259,821
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $                     24,983
0.00%



DWS Strategic Income Fund
DWS
85,000.00
 $                     84,941
0.00%



DWS Strategic Income Trust
DWS
30,000.00
 $                     29,979
0.00%



DWS Strategic income VIP
DWS
1,000,000.00
 $                   999,310
0.03%



DWS Strategic Income Fund
DWS
4,000,000.00
 $                 3,997,240
0.13%



DWS Multi Market Income Trust
DWS
105,000.00
 $                   104,928
0.00%



DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,990
0.00%



Total

7,000,000
 $                 6,995,170
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02580HAC0


Issuer
AMERICAN EXPRESS


Underwriters
Banc of America Securities, Citigroup, Deutsche
Bank Securities Inc, HSBC Securities, JP Morgan,
RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
AXP 3.15% 12/09/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/8/2008


Total amount of offering sold to QIBs
3,500,000,000


Total amount of any concurrent public offering
0


Total
3,500,000,000


Public offering price
99.921


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Aaa/AAAe


Current yield
3.15%


Benchmark vs Spread (basis points)
96bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,210
0.03%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,992,890
0.26%



Total

10,000,000
 $                 9,992,100
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8


Issuer
ANADARKO PETROLEUM CORPORATION


Underwriters
Credit Suisse, JP Morgan, UBS Securities, Banc of
America Securities LLC, Citigroup, Deutsche Bank
Securities, Morgan Stanley, RBS Greenwich
Capital, Wells Fargo, Barclays Capital, DnB Nor
Bank ASA, Goldman Sachs, Scotia Capital,
Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
APC 7.625% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/2/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.700


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa3/BBB-


Current yield
7.65%


Benchmark vs Spread (basis points)
587bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000.00
 $                   498,500
0.10%



DWS Short Duration Plus Fund
DWS
4,500,000.00
 $                 4,486,500
0.90%



DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,635,080
0.33%



DWS Strategic Income VIP
DWS
360,000.00
 $                   358,920
0.07%



Total

7,000,000
 $                 6,979,000
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AV7


Issuer
BOEING CORPORATION


Underwriters
Banc of America Securities LLC, JP Morgan, UBS
Securities, ANZ Securities, Banca IMI, Barclays
Capital, BBVA Securities, BNP Paribas, BNY
Mellon Investor Services, Calyon Securities,
Citigroup, Comerica Securities, Credit Suisse,
Daiwa Securities,  Deutsche Bank Securities,
Goldman Sachs, Greenwich Capital Markets, ING
Financial Markets, Keybanc Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
BA 5% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.558


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2/A+


Current yield
5.02%


Benchmark vs Spread (basis points)
310bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
260,000.00
 $                   258,851
0.04%



DWS Short Duration Plus Fund
DWS
2,335,000.00
 $                 2,324,679
0.33%



Total

2,595,000
 $                 2,583,530
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
111013AH1


Issuer
BRITISH SKY BROADCASTING


Underwriters
Barclays Capital, BNP Paribas, Deutsche Bank
Securities Inc, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BSY 9.5% 11/15/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.834


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB


Current yield
9.52%


Benchmark vs Spread (basis points)
588bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
500,000.00
 $                   499,170
0.08%



DWS Balanced Fund
DWS
1,500,000.00
 $                 1,497,510
0.25%



DWS Core Fixed Income Fund
DWS
6,000,000.00
 $                 5,990,040
1.00%



DWS Core Plus Income Fund
DWS
1,555,000.00
 $                 1,552,419
0.26%



DWS Bond VIP
DWS
590,000.00
 $                   589,021
0.10%



DWS Core Fixed Income VIP
DWS
605,000.00
 $                   603,996
0.10%



Total

10,750,000
 $               10,732,155
1.79%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AW4


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan, BNP
Paribas, General Electric Capital, Goldman Sachs,
RBS Greenwich Capital, Scotia Capital, TD
Securities


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.5% 04/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/8/2009


Total amount of offering sold to QIBs
844,000,000


Total amount of any concurrent public offering
0


Total
844,000,000


Public offering price
88.885


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
5.02%


Benchmark vs Spread (basis points)
310bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
490,000.00
 $                   435,537
0.06%



DWS High Income Fund
DWS
890,000.00
 $                   791,077
0.11%



DWS High Income Plus Fund
DWS
620,000.00
 $                   551,087
0.07%



Total

2,000,000
 $                 1,777,700
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.625% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
526,000,000


Total amount of any concurrent public offering
0


Total
526,000,000


Public offering price
95.196


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
9.06%


Benchmark vs Spread (basis points)
634bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%



DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%



DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%



DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%



DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%



Total

2,000,000
 $                 1,903,920
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7


Issuer
CHESAPEAKE ENERGY CORPORATION


Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman Sachs,
Morgan Stanley, Wachovia Securities, Barclays
Capital, BBVA Securities, BMO Capital Markets,
Bosc Inc, Capital One Southcoast, Comerica
Securities, Greenwich Capital Markets, Jefferies &
Company, Natixis Bleichroeder, Raymond James
& Associates, RBC Capital Markets, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CHK 9.5% 02/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/28/2009


Total amount of offering sold to QIBs
1,425,000,000


Total amount of any concurrent public offering
0


Total
1,425,000,000


Public offering price
97.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB


Current yield
9.72%


Benchmark vs Spread (basis points)
806bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
570,000.00
 $                   557,175
0.04%



DWS High Income Plus Fund
DWS
70,000.00
 $                     68,425
0.00%



DWS High Income VIP
DWS
260,000.00
 $                   254,150
0.02%



DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%



DWS Strategic Income Fund
DWS
25,000.00
 $                     24,438
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%



Total

1,000,000
 $                   977,500
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
166751AK3


Issuer
CHEVRON CORPORATION


Underwriters
Barclays Capital, Morgan Stanley, Citigroup,
Greenwich Capital Markets, JP Morgan, Blaylock
Robert Van, BNP Paribas, Calyon Securities,
Deutsche Bank Securities, Gusman & Company,
Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital Markets, SG
Americas, Standard Chartered Bank, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CVX 3.45% 03/03/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/26/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.994


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aa1/AA


Current yield
3.45%


Benchmark vs Spread (basis points)
195bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,940
0.07%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,999,460
0.60%



Total

10,000,000
 $                 9,999,400
0.67%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAR5


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities,
Guzman & Company, HSBC Securities, ING
Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 5.75% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
2,250,000,000


Total amount of any concurrent public offering
0


Total
2,250,000,000


Public offering price
99.326


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A1/A


Current yield
5.79%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income
DWS
9,030,000.00
 $                 8,969,138
0.40%



DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,589,216
0.07%



DWS Strategic Income VIP
DWS
400,000.00
 $                   397,304
0.02%



Total

11,030,000
 $               10,955,658
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $                 1,251,473
0.08%



DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%



DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%



DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

5,810,000
 $                 5,793,674
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%



DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%



DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%



DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5
15189YAE6
29379VAB9
Issuer
EL PASO CORPORATION
CENTERPOINT ENERGY
ENTERPRISE PRODUCTS OPERATING
Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group
Barclays Capital, Credit Suisse, Lehman Brothers,
HSBC Securities, Lazard Capital Markets, RBC
Capital Markets, SunTrust Robinson Humphrey,
Wachovia Securities, Wells Fargo
Citigroup, JP Morgan, Lehman Brothers, Scotia
Capital, Barclays Capital, BNP Paribas, DNB
Markets, Greenwich Capital Markets, Lazard
Capital Markets, Mizuho Securities, SunTrust
Robinson Humphrey, UBS Securities, Wachovia
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8.25% 02/15/16
CNP 6% 05/15/18
EPD 5.65% 04/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2009
5/12/2008
3/31/2008
Total amount of offering sold to QIBs
500,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
400,000,000
Public offering price
95.535
99.17
99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.65%
0.60%
Rating
Ba3/BB-
Baa3/BBB
Baa3/BBB-
Current yield
8.64%
6.05%
5.66%
Benchmark vs Spread (basis points)
664bp
235bp
322bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%
-2.13%
-1.56%
3/31/2009
DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%
-2.13%
-1.28%
3/31/2009
DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%
-2.13%
-2.11%
3/31/2009
DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%
-2.13%
-2.05%
3/31/2009
DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%
-2.13%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%
-2.13%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%
-2.13%
0.63%
3/31/2009
Total

4,000,000
 $                 3,821,400
0.80%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6


Issuer
EXPORT-IMPORT BANK OF KOREA


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
D 8.125% 01/21/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/12/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.624


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A2/A


Current yield
8.16%


Benchmark vs Spread (basis points)
677bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
630,000
 $                   627,631
0.03%



DWS Short Duration Plus Fund
DWS
5,685,000.00
 $                 5,663,624
0.28%



DWS Strategic Income VIP
DWS
380,000.00
 $                   378,571
0.02%



DWS Strategic Income Fund
DWS
1,515,000.00
 $                 1,509,304
0.08%



Total

8,210,000
 $                 8,179,130
0.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
30216BBQ4


Issuer
EXPORT DEVELOPMENT CANADA


Underwriters
Citibank, HSBC Securities, Morgan Stanley, TD
Securities, BNP Paribas, Calyon, CIBC, Credit
Suisse, Deutsche Bank Canada, JP Morgan,
Mitzuho International, RBC Capital Markets,
Scotia Capital, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
EDC 2.375% 03/19/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/11/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.773


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
Aaae/AAAe


Current yield
2.38%


Benchmark vs Spread (basis points)
99bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
800,000.00
 $                   798,184
0.05%



DWS Short Duration Plus Fund
DWS
7,200,000.00
 $                 7,183,656
0.48%



Total

8,000,000
 $                 7,981,840
0.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XSVR6


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Deutsche Bank Securities, RBS Greenwich Capital,
UBS Securities, Banc of America Securities LLC,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, FTN Financial, Goldman Sachs, JP
Morgan, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1.625% 01/15/09


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
3,500,000,000


Total amount of any concurrent public offering
0


Total
3,500,000,000


Public offering price
99.880


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aaa/AAAe


Current yield
1.63%


Benchmark vs Spread (basis points)
94bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000.00
 $                 1,498,200
0.04%



DWS Short Duration Plus Fund
DWS
15,000,000.00
 $               14,982,000
0.43%



Total

16,500,000
 $               16,480,200
0.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XT4D5


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Banc of America Securities LLC, Credit Suisse, JP
Morgan, Barclays Capital, BNP Paribas, Citigroup,
Deutsche Bank Securities, FTN Financial,
Goldman Sachs, HSBC Securities, Morgan
Stanley, RBS Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1.625 % 03/16/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
99.938


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.05%


Rating
Aaa/AAAe


Current yield
1.63%


Benchmark vs Spread (basis points)
78bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,380
0.03%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,994,420
0.30%



Total

10,000,000
 $                 9,993,800
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AUU4


Issuer
FANNIE MAE


Underwriters
Barclays Capital, JP Morgan, UBS Securities, Banc of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Citigroup


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 2% 01/09/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
99.983


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aaa/AAA


Current yield
2.00%


Benchmark vs Spread (basis points)
83bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
 $                   999,830
0.13%



DWS Short Duration Plus Fund
DWS
9,000,000
 $                 8,998,470
0.01%



Total

10,000,000
 $                 9,998,300
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2


Issuer
FANNIE MAE


Underwriters
Barclays Capital, JP Morgan, UBS Securities, Banc of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.75% 03/23/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/26/2009


Total amount of offering sold to QIBs
15,000,000,000


Total amount of any concurrent public offering
0


Total
15,000,000,000


Public offering price
99.897


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.06%


Rating
Aaa/AAA


Current yield
1.75%


Benchmark vs Spread (basis points)
68bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS






DWS GNMA Fund
DWS
20,000,000
 $               19,979,400
0.13%



DWS Government & Agency Securities VIP
DWS
2,000,000
 $                 1,997,940
0.01%



DWS Short Duration Fund
DWS
3,200,000
 $                 3,196,704
0.02%



DWS Short Duration Plus Fund
DWS
28,800,000
 $               28,770,336
0.19%



DWS Strategic Government Securities Fund
DWS
20,000,000
 $               19,979,400
0.13%



Total

74,000,000
 $               73,923,780
0.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AWK4


Issuer
FANNIE MAE


Underwriters
Barclays Capital, Deutsche Bank Securities, JP
Morgan, Cabrera Capital Markets, Credit Suisse,
FTN Financial, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.875% 4/20/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.874


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aaa/AAAe


Current yield
1.88%


Benchmark vs Spread (basis points)
74bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
515,000.00
 $                   514,351
0.01%



DWS Short Duration Plus Fund
DWS
12,570,000.00
 $               12,554,162
0.31%



Total

13,085,000
 $               13,068,513
0.32%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4


Issuer
FOREST OIL CORPORATION


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities


Years of continuous operation, including predecessors
> 3 years


Security
FST 8.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
95.150


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.95%


Rating
B1/BB-


Current yield
8.93%


Benchmark vs Spread (basis points)
801bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%



DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%



DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%



DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%



DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%



Total

1,885,000
 $                 1,793,578
0.32%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5


Issuer
FRESENIUS US FINANCE


Underwriters
Deutsche Bank Securities, BNP Paribas, Bank of
New York, Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
FREGR 9% 07/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
93.076


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba1/BB


Current yield
9.67%


Benchmark vs Spread (basis points)
791bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
255,000.00
 $                   237,344
0.05%



DWS High Income Fund
DWS
2,000,000.00
 $                 1,861,520
0.40%



DWS High Income Plus Fund
DWS
390,000.00
 $                   362,996
0.08%



DWS Strategic Income Fund
DWS
125,000.00
 $                   116,345
0.03%



DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%



Total

3,000,000
 $                 2,792,280
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AY7


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Markets,
Lloydds TBS Bank, Scotia Capital, Standard
Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 7.45% 09/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.486


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
7.49%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
200,000
 $                   198,972
0.02%



DWS Balanced Fund
DWS
500,000
 $                   497,430
0.05%



DWS Bond VIP
DWS
400,000
 $                   397,944
0.04%



DWS Core Fixed Income Fund
DWS
1,500,000
 $                 1,492,290
0.15%



DWS Core Fixed Income VIP
DWS
200,000
 $                   198,972
0.02%



DWS Core Plus Income Fund
DWS
1,000,000
 $                   994,860
0.10%



DWS Multi Market Income Trust
DWS
765,000.00
 $                   761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $                   233,792
0.02%



Total

4,800,000
 $                 4,775,328
0.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AU7


Issuer
HEWLETT-PACKARD COMPANY


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, Morgan Stanley, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ Securities, Wells
Fargo Securities


Years of continuous operation, including predecessors
> 3 years


Security
HPQ 4.25% 02/24/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/23/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.956


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
A2/A


Current yield
4.25%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,560
0.10%


3/31/2009
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,996,040
0.90%


3/31/2009
Total

10,000,000
 $                 9,995,600
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2


Issuer
INGERSOLL RAND GLOBAL HOLDING COMPANY


Underwriters
Credit Suisse, Goldman Sachs, JP Morgan, Banc of
America Securities LLC, BNP Paribas, Citigroup,
Deutsche Bank Securities, Greenwich Capital Markets,
HSBC Securities, Mitsubishi UFJ Securities, Mizuho
Securities, Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
IR 9.5% 04/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/31/2009


Total amount of offering sold to QIBs
655,000,000


Total amount of any concurrent public offering
0


Total
655,000,000


Public offering price
99.992


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
9.50%


Benchmark vs Spread (basis points)
783bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
 $                            189,985
0.03%



DWS Short Duration Plus Fund
DWS
1,930,000
 $                          1,929,846
0.29%



DWS Strategic Income fund
DWS
1,040,000
 $                          1,039,917
0.16%



DWS Strategic Income VIP
DWS
230,000
 $                            229,982
0.04%



Total

3,390,000
 $                          3,389,729
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0


Issuer
KOREA DEVELOPMENT BANK


Underwriters
BNP Paribas, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
KDB 8 01/23/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/16/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.145


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A2/A


Current yield
8.07%


Benchmark vs Spread (basis points)
675bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
855,000
 $                   847,690
0.04%



DWS Short Duration Plus Fund
DWS
7,715,000.00
 $                 7,649,037
0.39%



DWS Strategic Income VIP
DWS
515,000.00
 $                   510,597
0.03%



DWS Strategic Income Fund
DWS
2,055,000.00
 $                 2,037,430
0.10%



Total

11,140,000
 $               11,044,753
0.56%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DA9


Issuer
KFW BANK


Underwriters
Citigroup, HSBC Securities, JP Morgan, Barclays
Capital, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, Merrill Lynch, Morgan Stanley,
Nomura, Royal Bank of Canada, UBS Securities
LLC


Years of continuous operation, including predecessors
> 3 years


Security
KFW 2% 01/17/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
5,000,000,000


Total amount of any concurrent public offering
0


Total
5,000,000,000


Public offering price
99.878


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
Aaa/AAA


Current yield
2.00%


Benchmark vs Spread (basis points)
96bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,370,000.00
 $                 1,368,329
0.03%


2/3/2009
DWS Short Duration Plus Fund
DWS
12,580,000.00
 $               12,564,652
0.25%


2/3/2009
Total

13,950,000
 $               13,932,981
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
532457BD9


Issuer
ELI LILLY & COMPANY


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
LLY 3.55% 03/06/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/3/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.898


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A1/AA


Current yield
3.55%


Benchmark vs Spread (basis points)
230bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
530,000.00
 $                   529,459
0.05%



DWS Short Duration Plus Fund
DWS
4,750,000.00
 $                 4,745,155
0.48%



Total

5,280,000
 $                 5,274,614
0.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   995,850
0.14%


2/12/2009
DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%


2/12/2009
DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%


2/12/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%


2/12/2009
DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%


3/31/2009
DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%


3/31/2009
Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AH9


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert, Natcity Investments, Scotia Capital,
SG Americas Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
MOR 7.5% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
99.296


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB+


Current yield
7.55%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
3,320,000.00
 $                 3,296,627
0.42%



DWS Core Fixed Income VIP
DWS
495,000.00
 $                   491,515
0.06%



DWS Lifecycle Long Range Fund
DWS
470,000.00
 $                   466,691
0.06%



DWS Strategic Income Fund
DWS
820,000.00
 $                   814,227
0.10%



DWS Strategic Income VIP
DWS
180,000.00
 $                   178,733
0.02%



Total

5,285,000
 $                 5,247,794
0.66%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AP1


Issuer
MEDTRONIC INCORPORATED


Underwriters
Deutsche Bank Securities, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
MDT 4.5% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/9/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/AA-


Current yield
4.50%


Benchmark vs Spread (basis points)
262bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000.00
 $                   445,000
0.08%



DWS Short Duration Plus Fund
DWS
4,020,000.00
 $                 4,020,000
0.73%



Total

4,465,000
 $                 4,465,000
0.81%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6


Issuer
PFIZER INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan,
Mitsubishi UFJ Securities, RBS Greenwich
Capital, Santander Investment Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFE 6.2% 03/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/17/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.899


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AAA


Current yield
6.21%


Benchmark vs Spread (basis points)
325bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%



DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%



DWS Core Fixed Income Fund
DWS
2,500,000.00
 $                 2,497,475
0.08%



DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%



DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%



DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%



Total

7,500,000
 $                 4,994,950
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
718172AG4


Issuer
PHILIP MORRIS INTERNATIONAL


Underwriters
Citigroup, Deutsche Bank Securities Inc, Goldman
Sachs, BNP Paribas, RBS Greenwich Capital,
Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
PM 6.875% 03/17/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/12/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.512


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2e/A


Current yield
6.91%


Benchmark vs Spread (basis points)
463bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Plus Fund
DWS
165,000.00
 $                   164,195
0.01%



DWS Strategic Income VIP
DWS
15,000.00
 $                     14,927
0.00%



DWS High Income Fund
DWS
825,000.00
 $                   820,974
0.07%



DWS High Income VIP
DWS
105,000.00
 $                   104,488
0.01%



DWS Strategic Income Fund
DWS
55,000.00
 $                     54,732
0.00%



DWS Strategic Income Trust
DWS
275,000.00
 $                   273,658
0.02%



DWS Multi Market Income Trust
DWS
1,050,000.00
 $                 1,044,876
0.08%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                       9,951
0.00%



Total

2,500,000
 $                 2,487,800
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
742718DL0


Issuer
PROCTER & GAMBLE CO


Underwriters
Citigroup, Goldman Sachs, Morgan Stanley,
Deutsche Bank Securities, Greenwich Capital
Markets, HSBC Securities, JP Morgan, Merrill
Lynch, Banc of America Securities, Barclays
Capital, Credit Suisse, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
PG 4.6% 01/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.978


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa3/AA-


Current yield
4.60%


Benchmark vs Spread (basis points)
310bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
600,000.00
 $                   599,868
0.03%



DWS Short Duration Plus Fund
DWS
4,735,000.00
 $                 4,733,958
0.24%



Total

5,335,000
 $                 5,333,826
0.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, Deutsche Bank Securities, JP
Morgan, Morgan Stanley, RBS Securities, SG
Americas Securities, ANZ Securities, BBVA
Securities, Calyon Securities, Citigroup, Daiwa
Securities, Mitsubishi UFJ Securities, Mizuho
International


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.875% 4/20/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
98.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
9.06%


Benchmark vs Spread (basis points)
752 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
570,000.00
 $                   563,189
0.03%



DWS Strategic Income Fund
DWS
1,630,000.00
 $                 1,610,522
0.08%



Total

2,200,000
 $                 2,173,710
0.11%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 4.5% 03/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.470


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Aa1/AA-


Current yield
4.52%


Benchmark vs Spread (basis points)
335bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%



DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%



DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%



DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%



DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%



DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%



DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%



DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%



Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AX0


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW Float 02/25/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Aa1/AA-


Current yield
3.25%


Benchmark vs Spread (basis points)
199bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
200,000
 $                   200,000
0.02%



DWS Short Duration Plus Fund
DWS
1,800,000.00
 $                 1,800,000
0.14%



Total

2,000,000
 $                 2,000,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
880451AX7


Issuer
TENNESSEE GAS PIPELINE


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
EP 8% 02/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.881


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa3/BB


Current yield
8.43%


Benchmark vs Spread (basis points)
692bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
790,000.00
 $                   749,560
0.32%



DWS High Income Plus Fund
DWS
115,000.00
 $                   109,113
0.05%



DWS High Income VIP
DWS
95,000.00
 $                     90,137
0.04%



Total

1,000,000
 $                   948,810
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2


Issuer
TRANS CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.125% 01/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.977


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/A-


Current yield
7.13%


Benchmark vs Spread (basis points)
460bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%



DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%



DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%



DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%



DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%



Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.625% 01/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC Bank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.148


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.69%


Benchmark vs Spread (basis points)
460bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%



DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%



DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%



DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%



DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%



DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%



Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
927804FG4


Issuer
VIRGINIA ELECTRIC & POWER COMPANY


Underwriters
Citigroup, Goldman Sachs, RBS Greenwich
Capital, Bank of New York Mellon Corp, The
Deutsche Bank Securities Inc, KBC Group NV,
Scotia Capital Inc, UBS Securities LLC, Williams
Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
D 8.875% 11/15/38


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman, Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/3/2008


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.995


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa1/A-


Current yield
8.88%


Benchmark vs Spread (basis points)
602bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
305,000.00
 $                   304,985
0.04%



DWS High Income Plus Fund
DWS
60,000.00
 $                     59,997
0.01%



DWS High Income VIP
DWS
40,000.00
 $                     39,998
0.01%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                     10,000
0.00%



DWS Multi Market Income Trust
DWS
25,000.00
 $                     24,999
0.00%



DWS Short Duration Plus Fund
DWS
20,000.00
 $                     19,999
0.00%



DWS Strategic Income Fund
DWS
20,000.00
 $                     19,999
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                     10,000
0.00%



DWS Strategic Income VIP
DWS
10,000.00
 $                     10,000
0.00%



Total

500,000
 $                   499,975
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
931142CP6


Issuer
WAL-MART STORES


Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Banca IMI,
BBVA Securities, BNP Paribas, Cabrera Capital
Markets, CastleOak Securities, Citigroup, Credit
Suisse, Dresdner Kleinwort, Goldman Sachs,
Greenwich Capital Markets, HSBC Securities,
Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
WMT 4.25% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.561


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AA


Current yield
4.14%


Benchmark vs Spread (basis points)
200bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
5,425,000
 $                 5,401,184
0.01%



DWS Core Fixed Income VIP
DWS
555,000
 $                   552,564
0.11%



DWS Lifecycle Long Range Fund
DWS
540,000
 $                   537,629
0.11%



Total

6,520,000
 $                 6,491,377
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Limited Access